UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2015

HOMEFED CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10153	33-0304982
(Commission File Number)	(IRS Employer Identification No.)

1903 WRIGHT PLACE, SUITE 220, CARLSBAD, CALIFORNIA	92008
(Address of Principal Executive Offices)	(Zip Code)

760-918-8200
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the stockholders of HomeFed Corporation (the “Company”) at the Annual Meeting of Stockholders of the Company held on July 15, 2015 (the “Annual Meeting”).

1.           Election of directors.

Each of the seven nominees for director was elected, and the voting results are set forth below:

	Number of Shares
	For	Withheld	Broker Non-Votes
Patrick D. Bienvenue	8,139,596	36,453	1,052,512
Paul J. Borden	8,106,535	69,514	1,052,512
Timothy M. Considine	8,116,844	59,205	1,052,512
Ian M. Cumming	8,082,166	93,883	1,052,512
Brian P. Friedman	8,106,620	69,429	1,052,512
Michael A. Lobatz	8,140,596	35,453	1,052,512
Joseph S. Steinberg	8,105,662	70,387	1,052,512

2.           Advisory vote to approve named executive officer compensation.

The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, and the voting results are set forth below:

For	8,113,345
Against	50,987
Abstentions	11,717
Broker Non-Votes	1,052,512

3.              Ratification of PricewaterhouseCoopers LLP, as independent auditors for the year ended December 31, 2015.

The ratification of PricewaterhouseCoopers LLP was approved, and the voting results are set forth below:

For	9,185,902
Against	41,213
Abstentions	1,446

Item 7.01.  Regulation FD Disclosure.

The information set forth in the Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Forward Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical are “forward-looking” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and involve a high degree of risk and uncertainty. Such statements are only predictions, and actual events or results may differ materially from those projected in such forward-looking statements and involve risks and other uncertainties more fully described in the Company’s filings with the Securities and Exchange

Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and any updates contained in its subsequently filed quarterly reports on Form 10-Q or current reports on Form 8-K.  These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any intent or obligation to update these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2015

HOMEFED CORPORATION

By:	/s/ Erin N. Ruhe
	Name:	Erin N. Ruhe
	Title:	Vice President

Exhibit Index

Exhibit No.	Description

99.1	Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting.

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